Exhibit 10.1

AMENDMENT NO. 6 TO

COLLABORATION AGREEMENT

THIS AMENDMENT NO. 6 TO COLLABORATION AGREEMENT (this “Amendment No. 6”, dated as of June 14, 2011 (the “Effective Date”), is made by and between ADOLOR CORPORATION, a Delaware corporation having its principal office at 700 Pennsylvania Drive, Exton, Pennsylvania 19341 (“Adolor”), and GLAXO GROUP LIMITED, a United Kingdom corporation having its principal office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, United Kingdom (“GSK”). Adolor and GSK are each sometimes referred to individually as a “Party” and together as the “Parties.”

WHEREAS, Adolor and GSK entered into that certain Collaboration Agreement dated April 14, 2002 (the “Collaboration Agreement”), as amended by Amendment No. 1 to the Collaboration Agreement effective on June 24, 2003 (“Amendment No. 1”), Amendment No. 2 to the Collaboration Agreement effective on December 22, 2004 (“Amendment No. 2”), Amendment No. 3 to the Collaboration Agreement effective on June 9, 2008 (“Amendment No. 3”), Amendment No. 4 to the Collaboration Agreement effective on January 1, 2009 (“Amendment No. 4”), Amendment No. 5 to the Collaboration Agreement effective on December 16, 2009 (“Amendment No. 5”), and a Notice of Termination for GI Products dated August 29, 2008 (the “Notice”). The Collaboration Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, and the Notice are collectively referred to herein as the “Agreement”).

WHEREAS, Adolor and GSK desire to amend the Agreement with respect to FTE Requirement for POI Products on and after the Effective Date.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, covenants and agreements contained herein, Adolor and GSK, intending to be legally bound, hereby agree as follows:

1.	Capitalized terms used herein and not otherwise defined have the meanings given to them in the Agreement.

2.	Notwithstanding anything set forth in Section 5.7 of the Agreement, the Parties acknowledge and agree that with respect to the quantity of Sales Representative FTEs deployed by GSK for POI Product in the United States, beginning on the Effective Date, the Sales Representative FTE Requirement shall be a minimum of 180 FTEs, pro rated as applicable.

3.	The Parties acknowledge and agree that none of the terms set forth in Section 5.8 of the Agreement shall apply to any Incentive Compensation available to be earned by an Account Manager who Details the POI Product during the period beginning on the Effective Date. The Parties hereby agree that the Incentive Compensation available to be earned for the POI Product by an Account Manager who Details the POI Product shall be no less than twenty percent (20%) of the Incentive Compensation available to be earned by such Account Manager.

4.	This Amendment No. 6 shall be construed, and the respective rights of the Parties determined, according to the substantive law of the State of Delaware notwithstanding the provisions governing conflict of laws under such Delaware law to the contrary.

5.	This Amendment No. 6 may be executed in any two counterparts, each of which, when executed, shall be deemed to be an original and both of which together shall constitute one and the same document. This Amendment No. 6 may be executed by facsimile signatures, which signatures shall have the same force and effect as original signatures.

6.	Except as set forth in this Amendment No. 6, the Agreement shall remain in full force and effect, except that each reference to the “Agreement” or words of like import in the Agreement will mean and be a reference to the Agreement as amended by this Amendment No. 6.

[Signature Page Follows]

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement No. 6 to Collaboration Agreement as of the Effective Date.

GLAXO GROUP LIMITED

By:	/s/ Paul Williamson
Name:	Paul Williamson
Title:	Authorized Signatory For and on behalf of Edinburgh Pharmaceutical Industries Limited Corporate Director

ADOLOR CORPORATION

By:	/s/ Michael R. Dougherty
Name: Michael R. Dougherty Title: President and Chief Executive Officer